UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/07/2008

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-09992

Delaware	04-2564110
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Technology Drive, Milpitas, California   95035
(Address of principal executive offices, including zip code)

(408) 875-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On April 7, 2008, KLA-Tencor Corporation ("KLA-Tencor") issued a news release announcing the launch of its tender offer to purchase all outstanding shares, warrants and options of ICOS Vision Systems Corporation NV (Euronext: IVIS). The board of directors of ICOS has issued a memorandum recommending that the security holders of ICOS accept KLA-Tencor's takeover bid, and the ICOS board members holding shares of ICOS have committed to tender their shares in the offer.

The acceptance period for the tender offer begins on April 8, 2008 and is scheduled to end on May 19, 2008 at 4 p.m. (Central European Time). If the bid is completed on May 19, 2008, the results of the bid will be published no later than May 26, 2008, and settlement will take place no later than ten business days following the announcement of the bid results. The bid price is EUR 36.50 for each share, EUR 32.76 for each 2002 warrant and EUR 5.60 for each 2007 option.

The transaction is expected to close in the second calendar quarter of 2008 and is subject to the following closing conditions: (a) the acceptance of the offer by holders of at least 85% of ICOS's outstanding shares, (b) ICOS not having distributed any new dividend to its shareholders prior to completion of the bid, (c) the bid must not be subject to review by any governmental authority regulating antitrust, competition or merger control matters in any jurisdiction beyond the initial phase of review for the applicable jurisdiction, and (d) the absence of any material adverse change with respect to ICOS. KLA Tencor's current expectation is that, prior to the scheduled end date of the tender offer, it will receive all decisions from the applicable governmental competition authorities as to whether condition (c) above has been satisfied.

A copy of the news release issued by KLA-Tencor on the evening of April 7, 2008 concerning the launch of the tender offer is filed herewith as Exhibit 99.1 and is incorporated herein by reference. References to any website in the release, including KLA-Tencor's website, do not incorporate by reference the information on any such website into this Current Report on Form 8-K, and KLA-Tencor disclaims any such incorporation by reference. In addition, references in the release to the prospectus relating to the tender offer do not incorporate by reference the information contained in such prospectus into this Current Report on Form 8-K, and KLA-Tencor disclaims any such incorporation by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

Exhibit

Number                        Description

        99.1        Text of news release issued by KLA-Tencor Corporation dated April 7, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: April 07, 2008	By:	/s/ Brian M. Martin
Brian M. Martin
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Text of news release issued by KLA-Tencor Corporation dated April 7, 2008